UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2005
ABLEST INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10893 (Commission File Number)	65-0978462 (IRS Employer Identification No)

1901 Ulmerton Road, Suite 300, Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (727) 299-1200
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230,425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 29, 2005, Ablest Inc. (the “Company”) entered into a Services Agreement and License & Support Agreement with VCG, Inc. for the installation, maintenance and support of a new front-office system, StaffSuite®, to be utilized in connection with the Company’s commercial and professional staffing operations.

On September 30, 2005, the Company entered into a Professional Services Agreement (including Proposal for Implementation) with IDEAL Consulting, Inc. for the installation of Great Plains® software for use in connection with the Company’s back-office systems, including its corporate accounting, finance, human resources and customer service processes.

The Company estimates that the installation of these two software systems will cost an aggregate of approximately $1.6 million, payable in installments through the third quarter of 2006. The Company anticipates that the two systems will be installed and fully operational by July 2006, although no assurances can be given in this regard.

A copy of the Company’s press release, dated October 5, 2004, announcing the execution of the foregoing agreements is filed as Exhibit 99.1 to this Current Report on Form 8-K. The services Agreement and License & Support Agreement with VCG, Inc. and the Professional Services Agreement (including Proposal for Implementation) with IDEAL Consulting, Inc. are filed as Exhibits 10.1 through 10.3 to this Current Report on Form 8-K, and the foregoing descriptions of such agreements are qualified in their entirety by reference to such exhibits, which are hereby incorporated by reference.

The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 31E of the Securities Exchange Act of 1934, including statements regarding the Company’s expectations, hopes, beliefs, intentions, or strategies regarding the future. Forward-looking statements include statements regarding, among other things, the estimated cost and timing of the installation of two software systems and the anticipated benefits to the Company therefrom. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. All forward-looking statements included in this document are based on information available to the Company on the date hereof and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also consult the risks described from time to time in the company’s Reports on Forms 8-K, 10-Q and 10-K and Annual Reports to Shareholders.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits.

Exhibit No.	Description

10.1	VCG Services Agreement, dated September 29, 2005, between VCG, Inc. and Ablest Inc.

10.2	VCG License & Support Agreement, dated September 29, 2005, between VCG, Inc. and Ablest Inc.

10.3	Professional Services Agreement (including Proposal for Great Plains Implementation), dated September 30, 2005, between Ablest Inc. and IDEAL Consulting, Inc.

99.1	Press Release, dated October 5, 2005

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABLEST INC.
October 4, 2005	By:	/s/ Kurt R. Moore
Kurt R. Moore
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	VCG Services Agreement, dated September 29, 2005, between VCG, Inc. and Ablest Inc.

10.2	VCG License & Support Agreement, dated September 29, 2005, between VCG, Inc. and Ablest Inc.

10.3	Professional Services Agreement (including Proposal for Great Plains Implementation), dated September 30, 2005, between Ablest Inc. and IDEAL Consulting, Inc.

99.1	Press Release, dated October 5, 2005

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